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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): January 29, 2002


                   IndyMac MBS, INC., (as depositor under the
                   Pooling and Servicing Agreement, dated as of January 1, 2002, providing for the issuance of the IndyMac MBS, INC., Mortgage Pass-Through
                   Certificates, Series 2002-A).


                                IndyMac MBS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                            333-82831                       95-4791925
----------------------------              ------------                -------------------
(State of Other Jurisdiction               (Commission                 (I.R.S. Employer
      of Incorporation)                   File Number)                Identification No.)

                       155 North Lake Avenue
                         Pasadena, California                                   91101
                  -------------------------------                               ------------
                       (Address of Principal                                    (Zip Code)
                         Executive Offices)

        Registrant's telephone number, including area code (800) 669-2300


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

Item 5.       Other Events.
---- --       -------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-A Bear, Stearns & Co. Inc. ("Bear"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Bear Computational Materials") for distribution to its potential investors. Although the Company provided Bear with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated January 28, 2002.

















____________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 2001 and the prospectus supplement dated January 25, 2002 of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-A.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Bear Computational Materials filed on Form SE dated January 28, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IndyMac MBS, INC.




                                            By: / s / S. Blair Abernathy
                                                --------------------------------
                                                S. Blair Abernathy
                                                Executive Vice President


Dated:    January 28, 2002

                                  Exhibit Index
                                  -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1.    Bear Computational Materials filed on Form SE dated
         January 28, 2002.                                                 6

                                  EXHIBIT 99.1

     Bear Computational Materials filed on Form SE dated January 28, 2002.





























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